UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2011

SUTOR TECHNOLOGY GROUP LIMITED

 (Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 8, Huaye Road
Dongbang Industrial Park
Changshu, China 215534

(Address of Principal Executive Offices)

(86) 512-52680988
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 9, 2011, the Company issued a press release announcing that Mr. Xun Zhang resigned as the Chief Technology Officer of the Company and Mr. Jiuling Li was appointed as the new Chief Technology Officer of the Company on and effective June 7, 2011. Mr. Zhang will serve as the project manager of the Company and is now assigned to be in charge of specific project implementation. A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Zhang’s resignation was not due to any disagreement with the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: June 9, 2011

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 9, 2011